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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) January 28, 1999

                         U.S. PLASTIC LUMBER CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

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        Nevada                        3080                      87-0404343
(State of incorporation    (Primary Standard Industrial      (I.R.S. Employer
   /organization)          Classification Code Number)      Identification No.)

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           2300 W. Glades Road, Suite 440 W, Boca Raton, Florida 33431
                    (Address of Principal Executive Offices)

      Registrant's telephone number, including area code: 561-394-3511

      Former Name or Former Address if Changed Since Last Report:
      Not Applicable.




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      ITEM 1.     CHANGES IN CONTROL OF REGISTRANT.

      Not Applicable.

      ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS.

      (a) On January 28, 1999, the Registrant entered into a Stock Purchase Agreement with Eaglebrook Plastics, Inc. and Eaglebrook Products, Inc.("EPI"). The consideration under the Stock Purchase Agreements was $9,000,000 in cash, 1,668,025 shares of non-registered common stock, par value $.0001, of U.S. Plastic Lumber Corporation, and a Convertible Debenture in the amount of $4,000,000 at an interest rate of 10% per annum amortized over a five year period from date of Closing. The Registrant also executed Leases to use the buildings and property upon which the business operates from the principal shareholders of EPI for a term of ten years at an initial monthly rental of $39,181 per month. The building consists of approximately 260,000 sq. ft. and is located on several acres within the City of Chicago.

      The amount of consideration was determined by a number of factors, including but not limited to, an appraisal of the business value of EPI utilizing traditional business valuation formulas, the vertical integration aspects the Registrant believes will be derived from this merger, the skill and expertise of the management team being acquired, and the goodwill of the customer base being acquired. All negotiations relative to all transactions hereunder were accomplished in an arms length manner.

      The shareholders of EPI were Andrew Stephens, Robert Thompson and Michael Dahl. None of the individuals had any relationship with the Registrant prior to this merger, other than as a competitor of the Registrant.

      The funding used by the Registrant was derived from cash on hand of the Registrant, cash available from the Registrant's credit line facility with its Bank, Coast Business Credit, and cash from a credit line the Registrant has with one of its shareholders, Stout Partnership.

      (b) The business of EPI is the manufacture and sale of plastic lumber made from 100% recycled materials. The business is operated in a facility in Chicago, Illinois consisting of approximately 260,000 sq. ft. located on several acres. The Registrant intends to continue to devote the assets for the purposes currently used by EPI.

      ITEM 3.     BANKRUPTCY OR RECEIVERSHIP.

      Not Applicable.


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      ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      Not Applicable

      ITEM 5.     OTHER EVENTS

      Not Applicable.

      ITEM 6.     RESIGNATIONS OF REGISTRANT'S DIRECTORS.

      Not Applicable.

      ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS.

      The financial statements of EPI are not included in this filing and shall be submitted no later than 60 days from the date of filing this Form 8K.

      ITEM 8.     CHANGE IN FISCAL YEAR.

      Not Applicable.

      ITEM 9.     SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

      Not Applicable.

      EXHIBITS

      10.1.   Stock Purchase Agreement with Eaglebrook Plastics, Inc.

      10.2.   Stock Purchase Agreement with Eaglebrook Products, Inc.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned hereunto duly authorized.

                                        U.S. Plastic Lumber Corporation
                                                 (Registrant)




      Date: February 10, 1999           By: /s/ Bruce C. Rosetto
                                           ------------------------------------
                                           Bruce C. Rosetto, Vice President and
                                           General Counsel/Secretary